SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

American Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-31547	84-0451554
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1050 17th Street, Suite 1850 Denver, CO 80265

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 991-0173

ITEM 8.01.     Other Events

     Press Release. The news release of the Registrant dated October 31, 2005, which is filed as an exhibit hereto, is incorporated herein by reference.

ITEM 9.01.      Financial Statements and Exhibits.

     (c)   Exhibits.

Exhibit Index

Exhibit
Number                    Description

Exhibit 99.1               News release dated October 31, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 1, 2005

AMERICAN OIL & GAS, INC.

By: /s/ Andrew P. Calerich Andrew P. Calerich President and Chief Financial Officer